UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2023

Warner Bros. Discovery, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South
New York, New York 10003
(Address of principal executive offices, including zip code)

212-548-5555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Earnings Press Release

On May 5, 2023 Warner Bros. Discovery, Inc. (“Warner Bros. Discovery” or the "Company") released its earnings for the quarter ended March 31, 2023. A copy of Warner Bros. Discovery's press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Trending Schedules

As previously disclosed, on April 8, 2022, Warner Bros. Discovery, formerly known as Discovery, Inc. (“Discovery”), completed the combination (the “Merger”) of Discovery and the WarnerMedia business (the “WarnerMedia Business”) of AT&T Inc. In connection with the completion of the Merger, the Company reevaluated and changed its reportable segments during the quarter ended June 30, 2022. On August 4, 2022, to assist investors in assessing the Company’s historical performance on a basis that reflected the completion of the Merger and change in reportable segments, the Company issued trending schedules (the “Trending Schedules”) which summarized certain unaudited supplemental financial information, including unaudited pro forma combined financial information reflecting the combined results of the Company and the WarnerMedia Business for the periods reflected therein.

During the three months ended March 31, 2023, WBD updated the previously issued Trending Schedules to reflect the following change related to Average Revenue Per Subscriber (“ARPU”): Global and International ARPUs reflect a change in methodology. Prior to the period ended March 31, 2023, ARPU was calculated on a constant currency basis using the 2022 Baseline Rate, as defined in note 10 of the Trending Schedules. Beginning with the period ended March 31, 2023, ARPU is calculated on an as-reported basis. Prior periods have been recast to reflect the change in methodology.

A copy of the updated Trending Schedules is furnished herewith as Exhibit 99.2, and incorporated herein by reference.

The information in this Item 2.02, including Exhibits 99.1 and 99.2 attached hereto, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

99.1	Press Release dated May 5, 2023
99.2	Trending Schedules and Non-GAAP Reconciliations through Q1 2023
101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warner Bros. Discovery, Inc.

Date: May 5, 2023	By:	/s/ Gunnar Wiedenfels
Gunnar Wiedenfels
Chief Financial Officer